UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 29, 2024

MacKenzie Realty Capital, Inc.
(Exact Name of Registrant as Specified in Its Charter)

000-55006
(Commission File Number)

Maryland	45-4355424
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

89 Davis Road, Suite 100
Orinda, California 94563
(Address of principal executive offices, including zip code)

(925) 631-9100
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
MacKenzie Realty Capital, Inc. (“MacKenzie”) is announcing that its common shares are now trading on the OTCQX Best Market under the ticker symbol of MKZR. The OTCQX Best Market is the highest market tier of OTC Markets on which 10,000 U.S. and global securities trade. Trading on OTCQX will enhance the visibility and accessibility of the MacKenzie to U.S. investors.
The OTCQX Best Market provides value and convenience to U.S. investors, brokers and institutions seeking to trade MKZR. The OTCQX Best Market is OTC Markets Group's premier market for established, investor-focused U.S. and international companies.  To be eligible, companies must meet high financial standards, follow best practice corporate governance, demonstrate compliance with U.S. securities laws, be current in their disclosure, and have a professional third-party sponsor introduction.
MacKenzie has also secured Depository Trust Company ("DTC") eligibility for its common shares.  DTC manages electronic clearing and settlement of publicly traded companies across the United States and in 131 other countries.  Trading through DTC allows for cost-effective clearing and guaranteed settlement, simplifying and accelerating the settlement process of daily trades.  U.S. investors can find current financial disclosure and Real-Time Level 2 quotes for the company on www.otcmarkets.com/stock/MKZR/quote.

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the timing of payment of dividends are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended June 30, 2022, as amended, and its other filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release issued April 29, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKENZIE REALTY CAPITAL, INC.
(Registrant)

Date: April 29, 2024	By:	/s/ Robert Dixon
Robert Dixon
President